                                                                   Exhibit 10.17

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  This Forth Amendment to Loan and Security Agreement ("Amendment") is entered into as of June 10, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("NACO"), THOUSAND TRAILS, INC., a Delaware corporation ("Trails"), and the other party borrowers signatory hereto (each, together with NACO and Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"),on the other hand, in light of the following:

                                 R E C I T A L S

                  FACT ONE: Borrowers, or their predecessors in interest, and Foothill have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (as amended and modified, the "Loan Agreement").

                  FACT TWO: Borrowers have requested that Foothill consent to Trails purchasing all of the stock of and that Foothill lend, pursuant to the terms of the Loan Agreement, a portion of the purchase price for such stock purchase. Borrowers have also requested that the Loan Agreement be amended to allow Borrowers to purchase additional PIK Notes and to provide a working capital line of credit which Borrower shall not be required to repay until July 17, 2002.

                  FACT THREE: Borrowers and Foothill desire to amend the Loan Agreement as provided for herein.

                                A G R E E M E N T

                  NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Loan Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement unless specifically defined herein.

                  2.       AMENDMENT.

                           2.1      Section  1.1 of the Loan  Agreement  is
hereby amended by deleting the definition of Revolving Maximum Amount and substituting the following in its place and stead: "Revolving Maximum Amount" means Thirty-Five Million Dollars ($35,000,000), which such amount is permanently reduced to lower amounts by the greater of

(y) the sum of (1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill, which occur after June 10, 1998; plus (2) 100% of Account collections, once the Term Note has been fully secured by cash; or (z) the amount set forth below opposite the applicable date of reduction:

                  12/31/1998        -       $4,500,000

                  6/30/1999         -       $9,000,000

                  12/31/1999        -       $13,500,000

                  6/30/2000         -       $18,000,000

                  7/15/2000                 - $35,000,000; provided that if
                                            Borrower has paid in full or
                                            otherwise retired all PIK Notes by
                                            July 15, 2000, the reduction
                                            scheduled for such date shall not
                                            occur and the following amounts
                                            shall apply on the following dates
                                            of reduction:

                  12/31/2000        -       $22,500,000

                  6/30/2001         -       $27,000,000

                  12/31/2001        -       $31,500,000

                  6/30/2002         -       $35,000,000

                           2.2      Section  3.1(b) of the Loan  Agreement is
hereby amended by deleting the reference to Twenty-Six Million Five Hundred Sixty-Five Thousand Dollars ($26,565,000) and substituting in its place and stead the number Thirty Five Million Dollars ($35,000,000).

                           2.3      Pursuant  to Section 3.3 (c) of the Loan
Agreement, Foothill is holding Six Million Five Hundred Sixty-Five Thousand Dollars ($6,565,000) as cash collateral. On a one-time basis only, in connection with this Amendment, to the extent that the Maximum Revolving Amount shall not drop below Six Million Five Hundred Sixty-Five Thousand Dollars ($6,565,000), Foothill shall return such cash collateral funds to Borrower. Returning these funds to Borrower shall not affect in any manner the provisions of Section 3.3
(c) of the Loan Agreement or any other provision of the Loan Agreement. All future proceeds shall continue to be held as cash collateral pursuant to the terms of Section 3.3(c) and the other provisions of the Loan Agreement.

                           2.4      Section 3.5(a)  is hereby  deleted in its
entirety and is replaced
with the following in its place and stead: "Interest Rate. All Obligations up to the first Fifteen Million Dollars ($15,000,000) shall bear interest, on the actual Daily Balance, at a per annum rate of one quarter of one (.25) percentage points above the Reference Rate. All Obligations over Fifteen Million Dollars ($15,000,000) and up to Twenty-Five Million Dollars ($25,000,000) shall bear interest, on the actual Daily Balance, at a per annum rate of one-half of one (.50) percentage points above the Reference Rate. All Obligations over Twenty-Five Million Dollars ($25,000,000) shall bear interest, on the actual Daily Balance, at a per annum rate of one and one-half (1.5) percentage point above the reference rate."

                           2.5      Section  3.8(h)  of the Loan  Agreement  is
hereby amended so that the servicing fee set forth therein shall be reduced from Six Thousand Dollars ($6,000) per month to Five Thousand Dollars ($5,000) per month.

                           2.6      Section  3.8(i) of the Loan  Agreement
shall be deleted in its entirety and shall be replaced with the following in its place and stead: "(i) Advance Fee. An Advance Fee, which shall be fully earned when paid, of one half of one percent (.50%) of any amount advanced to purchase
PIK Notes or to purchase the stock of    , which such sum shall be added to each
Advance and become a portion of the Obligations.

                           2.7      There shall be added a new  Section 3.9 to
the Loan Agreement which reads as follows: "3.9. Borrower shall have a one time option ("Reload Option"), which option shall expire on December 31, 1999 if not exercised prior thereto, to increase the Revolving Maximum Amount back to Thirty-Five Million Dollars ($35,000,000) upon Borrower's payment to Foothill of a non-refundable fee, which shall be fully earned upon payment, in the amount of Twenty-Five Thousand Dollars ($25,000). If Borrower exercises this Reload Option then: (i) Section 4.3 of the Loan Agreement shall be amended so that the term ends on July 17, 2003 instead of July 17, 2002 as is currently provided for in the Loan Agreement and (ii) the definition of Revolving Maximum Amount in
Section 1.1 of the Loan Agreement shall be amended to read as follows:
"Revolving Maximum Amount means Thirty-Five Million Dollars ($35,000,000), which such amount is permanently reduced to lower amounts by the greater of (y) the sum of (1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill, which occur after the exercise of the Reload Option; plus (2) 100% of Account collections, once the Term Note has been fully secured by cash; or (z) Thirty-Five Million Dollars ($35,000,000); provided that if Borrower has repaid in full or otherwise retired all PIK Notes by July 15, 2000, the amounts of the reductions under this clause (z) shall be $4,500,000 on the next following June 30 or December 31, whichever occurs first and by an additional $4,500,000 on each following June 30 and December 31 until the Revolving Maximum Amount is zero." Borrower shall only be permitted to exercise the Reload Option to purchase PIK Notes issued by Trails or to purchase the stock of AIC."

                           2.8      Section 4.3 of the Loan  Agreement is hereby
amended so that term ends on July 17, 2002 instead of three years from the Closing Date as is currently provided for in the Loan Agreement.

                           2.9      Section 4.8 of the Loan  Agreement  shall be
deleted in its entirety and shall be replaced with the following in its place and stead: "4.8. In addition to the conditions contained in Section 4.2 of the Loan Agreement, Foothill's obligation to make Advances for Borrower to purchase
the stock of    shall be conditioned upon the fulfillment, to the satisfaction of Foothill and its counsel of each of the following:

                                    (a)     Borrower  purchases all of the stock
of    . Borrower shall pay the entire purchase price for the purchase of the stock which is not being lent by Foothill.

                                    (b)     The  purchase  of the  stock  of
shall occur on or before September 12, 1998.

                                    (c)     There shall not have  occurred  any
material adverse change in either      or Borrower's businesses.

                                    (d)     Foothill  and its counsel  shall
have reviewed and approved of the stock acquisition agreement with     and all
other documents and agreements between     and Borrower.

                                    (e)     Borrower  shall have  delivered to
Foothill and Foothill shall have approved of (i) an updated combined cash flow statement for the next 4 years which takes into account the purchase of the
stock and (ii) a phase I environmental report on all properties owned by    .

                                    (f)          shall  not be in  violation  of
any Acts other than such violations which are disclosed to, and accepted by, Foothill.

                                    (g)     Completion  by Foothill  of an audit
of     and its assets which must be acceptable to Foothill.

                                    (h)     Completion  of an appraisal by an
entity acceptable to Foothill of all campgrounds, which appraisal must be acceptable to Foothill.

                                    (i)         executes an amendment to the
Loan Agreement adding     as a borrower thereunder.

                                    (j)     Foothill  is provided  with a first
priority security interest securing the obligations under the Loan Agreement in
all of the assets of    ; provided, however that Foothill shall accept a second
in priority lien on some or all of the assets provided that (a) such lien(s)
were previously provided to third party lenders by     and (b) such lien(s) in
the aggregate secure indebtedness in the amount of $3,500,000, or less. Borrower shall deliver a beneficiary statement from any and all senior lenders on the
assets of     which such
beneficiary statement shall (a) confirm the outstanding balance of that lender's loan, (b) confirm that such lender's loan shall not be increased and (c) approve
the transfer of the stock of     to Trails and the junior encumbrances in favor
of Foothill.

                                    (k)     Foothill    obtains   title
insurance and title insurance endorsements on all of the real property owned by
    (evidencing Foothill in a first in priority position, or a second in priority position, as provided for above). Borrower shall execute and have recorded in the appropriate county a mortgage or deed of trust, as appropriate,
on all real property owned by    .     shall also execute such UCC's as Foothill
deems appropriate. The form of all of the documents required in this section shall be comparable to the documents that Borrower has already executed in the past related to mortgages/deeds of trust for other properties.

                                    (l)     Each  Borrower  (including     )
shall be a corporation in good standing in the jurisdiction of its incorporation and qualified to do business in any other jurisdiction where such qualification is required by law.

                                    (m)     Foothill   shall  have   received
such opinions of Borrower's counsel and local counsel relating to     and its
assets as Foothill shall reasonably require, which opinion(s) shall be satisfactory to Foothill and its counsel as to both form and substance. Such
opinions shall include, but not be limited to, opinions as to       corporate
existence,       power and authority to enter into the amendment and other
documents, the validity, binding effect, and enforceability of each of the loan
and security documents against      and the perfection of Foothill's liens and
security interests in the assets of    .

                                    (n)     Borrower  shall have paid to
Foothill the Advance a fee provided for in this Loan Agreement."

                           2.10     There shall be added a new  Section 4.9 to
the Loan Agreement which reads as follows: "4.9. In addition to the conditions contained in Section 4.2 of the Loan Agreement, Foothill's obligation to make Advances for Borrower to purchase PIK Notes shall be conditioned upon the fulfillment, to the satisfaction of Foothill and its counsel of each of the following:

                                    (a)     Such Advance shall have occurred on
 or before December 31, 1999.

                                    (b)     Borrower  shall have paid to
Foothill the Advance fee provided for in this Loan Agreement."

                           2.11     There  shall be added a new  Section 4.10
to the Loan Agreement which reads as follows: "4.10. If Borrower has not repaid in full or otherwise retired all PIK Notes issued by Trails by July 15, 2000, then all of the following shall occur in order to refinance up to Ten Million Dollars ($10,000,000) in principal of the Obligations provided that no Event of Default then exists: (i) up to Ten Million Dollars ($10,000,000) in principal of the Obligations shall be refinanced from a simultaneous borrowing hereunder in an equal amount, and the amount of the Obligations not so refinanced shall be simultaneously repaid by Borrower, and (ii) all Advances under the Loan Documents shall thereafter only be used for Borrower's working capital needs (notwithstanding Section 8.17 of the Loan Agreement), and (iii)
Section 3.1(b) of the Loan Agreement shall be amended by deleting the reference to Thirty Five Million Dollars ($35,000,000) and substituting in its place and stead the number Ten Million Dollars ($10,000,000) and (iii) Section 1.1 of the Loan Agreement shall be amended by deleting the definition of Revolving Maximum Amount and substituting the following in its place and stead: "Revolving Maximum Amount" means Ten Million Dollars ($10,000,000), which such amount is permanently reduced to lower amounts by the greater of (y) the sum of (1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill, which occur after July 15, 2000; plus (2) 100% of Account collections, once the Term Note has been fully secured by cash; or (z) the amount set forth below opposite the applicable date of reduction:

                                    12/31/2000 - $2,500,000

                                     6/30/2001 - $5,000,000

                                    12/31/2001 - $7,500,000

                                     6/30/2002 - $10,000,000"

                           2.12     Section 7.10(a)  of the Loan  Agreement is
hereby deleted in its entirety and replaced with the following in its place and stead: "(a) EBITDA in the amounts set forth below by such dates, measured on a fiscal quarter end basis for the trailing twelve months, of at least:

                           June 30, 1998                               $ 9,000,000
                           September 30, 1998                            9,000,000
                           December 31, 1998                           $ 9,000,000
                           March 31, 1999                              $ 9,000,000
                           June 30, 1999                               $ 9,000,000
                           September 30, 1999 and
                           each quarter end thereafter                 $10,000,000"

                           2.13     Section 8.10  of the Loan Agreement is
hereby deleted in its entirety and replaced with the following in its place and stead: "8.10 Capital Expenditures. Make any capital expenditures, or any commitment therefor, in excess of $3,800,000 in any fiscal year."

                           2.14     The  following  shall  be added  to the end
of Section 8.13 of the

Loan Agreement: "Notwithstanding the prior sentence, Thousand Trails, Inc. shall be permitted to purchase up to $50,000 worth of Thousand Trails, Inc. stock per month at a price which is not greater than the market price for such stock on such dates. Provided that Borrower has availability under the Revolving Maximum Amount and provided that all other conditions under the Loan Agreement have been satisfied, Borrower shall be permitted to use the proceeds of Revolving Advances to purchase such stock."

                     2.15 Section 8.16 of the Loan Agreement shall be deleted in its entirety and replaced with the following in its place and stead: "8.16 Compensation. Except with respect to the enterprise bonus paid to William Shaw, increase the annual fee or per-meeting fee paid to directors during any year by more than fifteen percent (15%) over the prior year; pay or accrue base compensation, during any year, to officers and senior management in an aggregate amount in excess of one hundred fifteen percent (115%) of such base compensation paid or accrued in the prior year, exclusive of severance payments and exclusive of annual bonuses, such annual bonuses being limited to 100% of base compensation in the case of the President and Chief Executive Officer, 50% of base compensation in the case of other executive officers and 25% of base compensation in the case of all other senior management."

                     2.16     Section 8.17 of the Loan  Agreement  shall
be deleted in its entirety and shall be replaced with the following in its place and stead: "8.17 Use of Proceeds. Except for Five Million Dollars ($5,000,000) which may be used by Borrower for its working capital needs, use the proceeds of any Advances made hereunder for any purpose other than either (i) the repurchase
of PIK Notes issued by Trails or (ii) the purchase of the stock of    . Borrower
may use all Advances to repurchase PIK Notes and purchase the stock of     if
Borrower so chooses. The Five Million Dollar ($5,000,000) working capital component of the Revolving Maximum Amount may be repaid and reborrowed provided that Borrower has complied with all of the other provisions of the Loan Agreement."

                     2.17 The Unused Line Fee provided for in Section 3.8(d) of the Loan Agreement shall apply to the Advances permitted pursuant to this Amendment.

                     2.18     The  provisions  of Sections  8.4,  8.7,
8.8, 8.14 and 9.12 of the Loan Agreement are waived to permit the repurchase of the PIK Notes on the terms contemplated herein. This waiver is a one time waiver only, and Foothill shall have to right to require future strict compliance with the provisions thereof.

                     2.19 The definition of "Amendment Advance" and the last sentence of Section 3.1(a), which were added to the Loan Agreement in that certain First Amendment to Loan and Security Agreement and Pledge and Security Agreement, are hereby deleted in their entirety.

                  3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Loan

Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

                  4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

                  5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment and the fulfillment, to the satisfaction of Foothill and Foothill's counsel, of each of the following conditions precedent:

                     5.1 Borrower shall execute and have recorded in the appropriate county amendments to mortgages/deeds of trust on all of the real property which secures the Loan Agreement. The form of all of the documents required in this section shall be comparable to the documents that Borrower has already executed in the past related to amendments to mortgages/deeds of trust and new mortgages/deeds of trust.

                     5.2 Foothill obtains title insurance endorsements on real property included within 10 existing policies of title insurance (evidencing no further encumbrances or liens), all in form and substance and in amounts required by Foothill in its sole and absolute discretion. Foothill shall determine which 10 policies of title insurance they will receive endorsements or new policies. These may be the policies with the highest insured values. Foothill shall obtain commitments for title insurance (but shall not purchase new policies) for all of the properties located in Texas evidencing that there exists no further encumbrances or liens from the date that Foothill received policies of title insurance on such properties.

                     5.3      Each  Borrower   shall  be  a   corporation in
good standing in the jurisdiction of its incorporation and qualified to do business in any other jurisdiction where such qualification is required by law.

                     5.4 Borrower and Foothill shall have entered into an amendment to the security documents in form and substance reasonably satisfactory to Foothill and Foothill's counsel containing usual and customary provisions for a transaction of this type. All other documents and legal matters in connection with this Amendment shall have been entered into and delivered, consistent with (but not limited to) prior amendments to the Loan Agreement.

                     5.5 Foothill shall have received such opinions of Borrower's counsel as Foothill shall reasonably require, which opinion(s) shall be satisfactory to Foothill and its counsel as to both form and substance. Such opinions shall include opinions as to Borrower's corporate existence, Borrower's power and authority to enter into this Amendment and other documents and the validity and binding effect of this Amendment and the other documents entered into in connection herewith.

                     5.6 Borrower shall have paid to Foothill all of Foothill's out-of-pocket expenses relating to this Amendment, including, but not limited to, search fees, title search and insurance fees, filing and recording fees, examination and appraisal fees, internal transaction charges, and attorneys fees and expenses.

                  6. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  7. WAIVER. The waiver of certain provisions of the Loan Agreement as provided in this Amendment which, inter alia, allows Borrower to purchase the stock of AIC and to purchase PIK Notes shall constitute a one time waiver only, and Foothill shall have the right to require strict compliance with all of the provisions of the Loan Agreement in the future.

                  8. BROKERS' FEES. Any brokerage commission or finder's fees payable in connection with the financing arrangement contemplated hereby will be payable by Borrowers and not by Foothill. Borrowers and Foothill each represent and warrant to the other that they have not incurred any obligation for a brokerage commission or a finder's fee. Borrowers hereby indemnify Foothill and hold Foothill harmless from and against any claim of any broker or finder arising out of the financing arrangement described above or any commitment relating thereto.

                  9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  10. COMPLETE AGREEMENT; NO ORAL MODIFICATIONS. This Amendment embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior proposals, negotiations, or agreements whether written or oral, relating to the subject matter hereof. This Amendment may not be modified, amended, supplemented, or otherwise changed, except by a document in writing signed by the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                         "FOOTHILL"

                         FOOTHILL CAPITAL CORPORATION,
                         a California corporation


                         By:       /s/ KATY J. BROOKS
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         "BORROWERS"

                         NATIONAL AMERICAN CORPORATION,
                         a Nevada corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         THOUSAND TRAILS, INC.,
                         a Delaware corporation, f/k/a USTrails,
                         Inc., a Nevada corporation, and New Thousand Trails, Inc., a Delaware corporation


                         By:       /s/ Walter B. Jaccard
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         THOUSAND TRAILS (CANADA) INC.,
                         a British Columbian corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         TT OFFSHORE, LTD.,
                         a Virginia corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         BEECH MOUNTAIN LAKES CORPORATION,
                         a Pennsylvania corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         CAROLINA LANDING CORPORATION,
                         a South Carolina corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         CARRIAGE MANOR CORPORATION,
                         a North Carolina corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         CHEROKEE LANDING CORPORATION,
                         a Tennessee corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         CHIEF CREEK CORPORATION,
                         a Tennessee corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         COAST FINANCIAL SERVICES, INC.,
                         a Delaware corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         DIXIE RESORT CORPORATION,
                         a Mississippi corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         FOXWOOD CORPORATION,
                         a South Carolina corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         GL LAND DEVELOPMENT CORPORATION,
                         an Oklahoma corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         LAKE ROYALE CORPORATION,
                         a North Carolina corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         LAKE TANSI VILLAGE, INC.,
                         a Tennessee corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         LML RESORT CORPORATION,
                         an Alabama corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         NATCHEZ TRACE WILDERNESS PRESERVE
                         CORPORATION, a Tennessee corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         QUAIL HOLLOW PLANTATION CORPORATION,
                         a Tennessee corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         QUAIL HOLLOW VILLAGE, INC.,
                         a Pennsylvania corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         RECREATION LAND CORPORATION,
                         a Pennsylvania corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         RECREATION PROPERTIES, INC.,
                         a Mississippi corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         RESORT LAND CORPORATION,
                         an Arkansas corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

                         RESORT PARKS INTERNATIONAL, INC., f/k/a
                         Shorewood Corporation, a Georgia corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         TANSI RESORT, INC.,
                         a Tennessee corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         THE KINSTON CORPORATION,
                         a South Carolina corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         THE VILLAS OF HICKORY HILLS, INC.,
                         a Mississippi corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         WESTERN FUN CORPORATION,
                         a Texas corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------

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                         WESTWIND MANOR CORPORATION,
                         a Texas corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         WOLF RUN MANOR CORPORATION,
                         a Pennsylvania corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


                         UST WILDERNESS MANAGEMENT CORPORATION,
                         a Nevada corporation


                         By:       /s/ WALTER B. JACCARD
                            ----------------------------------------
                         Title:    Vice President
                               -------------------------------------


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